 EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Pijun Liu, Director and Chief Executive Officer of WeTrade Group Inc. (the “Company”), do hereby certify, in connection with Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 (the “Report”) of the Company, the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 2, 2020

/s/ Pijun Liu
Pijun Liu
Chief Executive Officer
(principal executive officer)